EXHIBIT 10.2

                                PLEDGE AGREEMENT

                         Dated as of September 15, 1999

         This PLEDGE AGREEMENT ("this Agreement") as of the date set forth above is made by EGLOBE, INC., a Delaware corporation, having an address at c/o eGlobe, Inc., 1250 24th Street N.W., Suite 725, Washington, D.C. 20037 (the "Pledgor"), to OUTSOURCED AUTOMATED SERVICES AND INTEGRATED SOLUTIONS, INC. (the "Pledgee").

                                   BACKGROUND

         A. Pledgor, Oasis Reservations Services, Inc., a Delaware corporation (the "Company"), eGlobe/Oasis, Inc., a Delaware corporation, eGlobe/OASIS Reservations LLC, a Delaware limited liability company, and the Pledgee have entered into that certain Contribution Agreement dated as of September 15, 1999, pursuant to which the Pledgee has agreed to make a loan to the Company in the aggregate principal sum of Four Hundred Fifty-One Thousand Four Hundred Dollars ($451,400), all as more fully set forth in that certain Promissory Note (together with any renewals and modifications thereof and substitutions therefor, the "Note") dated as of the date hereof, executed by the Company payable to the order of the Pledgee.

         B. As security for the prompt and complete payment of the indebtedness evidenced by the Note and the Company's obligations under that certain Security Agreement dated as of the date hereof between the Company and the Pledgee which secures the payment of all amounts due under the Note, the Pledgor has agreed to pledge the Pledge Collateral (as defined below) to the Pledgee.

                                   AGREEMENTS

         In consideration of the premises and other good and valuable consideration (receipt of which is hereby acknowledged), the Pledgor hereby agrees as follows:

         1. PLEDGE. The Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in, the following, whether now owned by the Pledgor or hereafter acquired by it, and whether now or hereafter existing (the "Pledged Collateral"):

         (1) All right, title and interest of the Pledgor in _______________ ____shares of common stock, par value $____ per share, of eGlobe/OASIS, Inc., a Delaware corporation (evidenced by Stock Certificate No. __ dated as of the date hereof, issued in the name of the Pledgor) (the "Pledged Shares").

         (2) Any dividends, profits, distributions, share dividends, additional shares, or other securities, warrants, options or other rights issued with respect to the Pledged Shares,

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         including,  but not limited to those items  listed in Section 4 of this
Agreement.

         (3) All proceeds of any of the foregoing.

         2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of any and all present or future obligations and liabilities of the Company to the Pledgee evidenced by or arising under the Note (whether for principal, interest, fees, expenses or otherwise), the Security Agreement and all obligations of the Pledgor arising under this Agreement (all such obligations and liabilities referred to in this Section 2 being the "Obligations").

         3. DELIVERY OF PLEDGED COLLATERAL. Each certificate or instrument representing or evidencing any part of the Pledged Collateral shall, when this Agreement is executed or when issued by the Company, be delivered to the Pledgee, and shall thereafter be held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. If and at any time after an Event of Default (as defined herein), the Pledgee shall have the right, in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral and the Pledgor shall fully cooperate with any such transfer or registration. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

         4. DIVIDENDS, PROFITS AND OTHER DISTRIBUTIONS; CHANGES IN CAPITAL STRUCTURE; EXERCISE OF RIGHTS.

         (1) The Pledgor authorizes the Pledgee: (i) to receive any increase in or dividends or profits on the Pledged Collateral and to hold the same as part of the Pledged Collateral; and (ii) to receive any distribution upon dissolution and liquidation of the Company, to surrender such Pledged Collateral or any part thereof in exchange therefor, and to hold the net cash receipts from any such distribution as part of the Pledged Collateral. If the Pledgor receives any such dividend, profits or distribution, the Pledgor shall, promptly and without the Pledgee's request, deliver the same promptly to the Pledgee to be held by the Pledgee in the same manner as, and as part of, the Pledged Collateral. When this Agreement is executed (and, upon the Pledgee's request at any time thereafter), the Pledgor shall instruct the Company to make payment of any dividends or other distributions directly to the Pledgee.

         (2) If, during the term of this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Company, all new,

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substituted, and additional shares, or other securities, issued by reason of any such change shall be held by the Pledgee under the terms of this Agreement in the same manner as, and as part of, the Pledged Collateral.

         (3) If, during the term of this Agreement, warrants or any other rights or options are issued in connection with the Pledged Collateral, such warrants, rights, and options shall be immediately assigned by the Pledgor to the Pledgee, and, if exercised by the Pledgor, all shares, securities or other property to which the Pledgor may become entitled, shall be immediately assigned and delivered to the Pledgee to be held under the terms of this Agreement in the same manner as, and as part of, the Pledged Collateral.

         (4) If, during the term of this Agreement, the Pledgor exercises any purchase rights, conversion rights or redemption rights with respect to the Pledged Collateral, all shares, securities or other property to which the Pledgor may become entitled shall be immediately assigned and delivered to the Pledgee to be held under the terms of this Agreement in the same manner as, and as part of, the Pledged Collateral.

         5. VOTING AND OTHER RIGHTS. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not detrimental to the Pledgee's rights hereunder and not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or omit to exercise any such right if, in the Pledgee's reasonable judgment, such action or omission (as the case may be) would have a material adverse effect on the value of the Pledged Collateral or any part thereof. However, upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this Section 5 shall, upon notice to the Pledgor by the Pledgee, cease and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights. Such other consensual rights include, but are not limited to, the exercise of purchase rights, conversion rights and redemption rights.

         6. PLEDGOR'S COVENANTS. As long as any of the Obligations remain unpaid, the Pledgor:

         (1) Shall defend the Pledged Collateral against the claims and demands of all other parties; shall keep the Pledged Collateral free of all security interests or other encumbrances, except the security interest created hereby; and shall not sell, transfer, assign, deliver or otherwise dispose of any of the

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Pledged Collateral or any interest therein without the prior written consent of the Pledgee;

         (2) Shall notify the Pledgee promptly in writing of any change in the Pledgor's address specified above;

         (3) Shall pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Pledged Collateral;

         (4) Shall promptly secure from the board of directors or management of the Company and deliver to the Pledgee whatever waivers or consents the Pledgee considers would or might be necessary in connection with any future disposition of the Pledged Collateral pursuant to Section 13 hereof; and

         (5) Shall promptly deliver to Pledgee any and all shares, subscription warrants or any other rights or options issued in connection with the Pledged Collateral together with such documents and instruments which Pledgee may require to continue, create or perfect a first priority security interest therein in favor of Pledgee.

         7. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants (and, as long as any of the Obligations shall not have been paid in full, shall be deemed continuously to warrant) to the Pledgee as follows:

         (1) The Pledgor is the sole legal and beneficial owner of all the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement. The Pledged Collateral includes all of the issued and outstanding common stock of eGlobe/OASIS, Inc.

         (2) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the perfected pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of the Agreement by the Pledgor or (ii) for the exercise by the Pledgee of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

         (3) The pledge of the Pledged Collateral pursuant hereto creates a valid and perfected, first-priority security interest in the Pledged Collateral securing payment of the Obligations under all applicable or potentially applicable law.

         (4) The Pledgor has received adequate consideration and equivalent value for executing and delivering this Agreement, will not be rendered insolvent thereby and will not be left

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undercapitalized thereby. This Agreement is the legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its terms.

         (5) The Pledgor is a corporation duly organized, validly existing and in good standing under Delaware law.

         (6) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action and do not violate or conflict with the Pledgor's Certificate of Incorporation or any other agreement of the Pledgor or its members.

         8. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect or protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral.

         9. TRANSFERS AND OTHER LIENS. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest created under this Agreement.

         10. PLEDGEE APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof, to exercise any consensual rights with respect to the Pledged Collateral, including any purchase rights, conversion rights and redemption rights, and to give full discharge for the same.

         11. PLEDGEE MAY PERFORM. If the Pledgor fails to perform any agreement contained herein and the applicable grace period, if any, expires, the Pledgee may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

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         12. REASONABLE CARE. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any of the Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral.

         13. REMEDIES UPON DEFAULT.

         (1) For purposes of this Agreement, an Event of Default means: (i) any breach or default by Pledgor of the terms of this Agreement which is not cured within five (5) days of notice from the Pledgee; (ii) any Event of Default as defined in the Note; or (iii) any Event of Default as defined in the Security Agreement.

         (2) If and at any time after an Event of Default as defined or described in the Note or the Security Agreement occurs, the Pledgor defaults in the performance of any covenant or warranty hereunder, or any representation of the Pledgor to the Pledgee proves to be inaccurate or misleading:

            (1) The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Florida at that time, and the Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. To the maximum extent permitted by applicable law, the Pledgor waives any right it may have to notification of the sale or other disposition of the Pledged Collateral. The Pledgor agrees that, to the extent notification of sale shall be required by law and cannot be waived, at least seven calendar days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notification of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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            (2) Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 14) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect.

         14. EXPENSES. The Pledgor shall, upon demand, pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with: (i) the perfection of the Pledgee's security interest in the Pledged Collateral; (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder; or
(iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         16. ADDRESSES FOR NOTICES. All notices, demands or other communications to the Pledgor in connection herewith shall be sufficiently given if mailed, hand-delivered or telecopied to the Pledgor at the address specified at the head of this Agreement (or, if no address is specified there, the address appearing in the Pledgee's records) or such other place of which the Pledgor may from time to time notify the Pledgee. All such notices and other communications shall, when mailed or faxed, respectively, be effective when deposited in the mails or received by facsimile with confirmation, respectively, addressed as aforesaid.

         17. CONTINUING SECURITY INTEREST; TRANSFER OF NOTE. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) remain in full force and effect until payment in full of the Obligations and its release in writing by the Pledgee and thereafter as long as any payment of or recovery against or with respect to the Obligations might, in the Pledgee's judgment, be rescinded or otherwise required to be returned by the Pledgee for any reason, including the bankruptcy, insolvency or reorganization of the Pledgor, (ii) be binding upon the Pledgor, and its successors and assigns, and
(iii) inure to the benefit of the Pledgee and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Pledgee

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may assign or otherwise transfer any of the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise.

         18. SECURITY INTEREST ABSOLUTE. All rights of the Pledgee and assignment and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (1) any lack of validity or enforceability of any other agreement or instrument relating to or giving rise to any of the Obligations;

         (2) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any other agreement or instrument giving rise to any of the Obligations;

         (3) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

         (4) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a pledgor.

         19. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction.

         20. JURY WAIVER. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS, COUNTERCLAIMS AND THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. THE PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE PLEDGEE NOR THE PLEDGEE'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE PLEDGEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS JURY WAIVER. THE PLEDGOR ACKNOWLEDGES THAT THIS JURY WAIVER HAS BEEN A MATERIAL INDUCEMENT TO THE PLEDGEE TO ENTER INTO THIS AGREEMENT.

         21. SEVERABILITY. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to that end, the provisions hereof are severable.

         22. CONSTRUCTION. If any provision of this Agreement is capable of more than one interpretation, it shall be interpreted,

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if possible, so as to render it enforceable. Captions in this Agreement are included for convenience of reference only and shall in no way amplify, limit or otherwise constitute a part of this Agreement for any other purpose.

         23. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         24. JURISDICTION. THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING ARISING HEREUNDER OR RELATING HERETO THAT IS BROUGHT BY THE PLEDGEE SHALL BE TRIED BY THE FEDERAL OR STATE COURTS SITTING IN DADE COUNTY, FLORIDA. THE PLEDGOR IRREVOCABLY SUBMITS, IN ANY SUCH ACTION OR PROCEEDING THAT IS BROUGHT BY THE PLEDGEE TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT, IRREVOCABLY WAIVES THE DEFENSE OF LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR AN INCONVENIENT FORUM WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING, AND IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE UPON THE PLEDGOR BY MAILING A COPY THEREOF TO THE PLEDGOR AT THE PLEDGOR'S ADDRESS AS PROVIDED HEREINABOVE, AS WELL AS BY ANY OTHER LAWFUL METHOD.

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     IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this
Agreement as of the date first-above written.

WITNESSES:                                        EGLOBE, INC.

                                                  By:
                                                     -------------------------

Name:                                             Name:
     ----------------------                            -----------------------
                                                  Title:
                                                        -----------------------
Name:
     ----------------------
                                                  (CORPORATE SEAL)

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